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                                                                    Exhibit 32.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report of Genesis Energy, L.P. (the "Partnership") on Form 10-Q for the quarter ended June 30, 2005 (the "Report") filed with the Securities and Exchange Commission on the date hereof, I, Ross A. Benavides, Chief Financial Officer of Genesis Energy, Inc., the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

      (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

August 9, 2005                                         /s/ Ross A. Benavides
                                                       -------------------------
                                                       Ross A. Benavides
                                                       Chief Financial Officer,
                                                       Genesis Energy, Inc.